                                                                   EXHIBIT 10.16


                                LENDINGTREE, INC.

                           WARRANT PURCHASE AGREEMENT

                                JANUARY 14, 2000

                                TABLE OF CONTENTS

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                                                                                      Page
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SECTION 1
       AUTHORIZATION AND SALE OF WARRANTS................................................1
              1.1    AUTHORIZATION OF WARRANTS...........................................1
              1.2    ISSUANCE OF WARRANTS................................................1
              1.3    STOCKHOLDERS AGREEMENT..............................................2
              1.4    REGISTRATION RIGHTS AGREEMENTS......................................2

SECTION 2
       CLOSING DATES; DELIVERY...........................................................2
              2.1    CLOSING.............................................................2

SECTION 3
       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................................2
              3.1    ORGANIZATION AND STANDING; ARTICLES AND BYLAWS......................2
              3.2    CORPORATE POWER.....................................................2
              3.3    CAPITALIZATION......................................................3
              3.4    AUTHORIZATION.......................................................3

SECTION 4
       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER........................4
              4.1    ACCREDITED INVESTOR; EXPERIENCE; RISK...............................4
              4.2    INVESTMENT..........................................................4
              4.3    RESTRICTED SECURITIES; RULE 144.....................................4
              4.4    NO PUBLIC MARKET....................................................5
              4.5    AUTHORIZATION.......................................................5
              4.6    FURTHER LIMITATIONS ON DISPOSITION..................................5
              4.7    LEGENDS.............................................................5

SECTION 5
       COVENANTS OF THE STOCKHOLDERS.....................................................6
              5.1    SHAREHOLDER APPROVAL................................................6
              5.2    CONFIDENTIAL TREATMENT REQUEST......................................6
              5.3    MODIFICATION OF WARRANT.............................................6
              5.4    STOCK SPLIT.........................................................6

SECTION 6
       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY AND THE PURCHASER..........7
              6.1    REPRESENTATIONS AND WARRANTIES TRUE.................................7


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
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              6.2    PERFORMANCE OF COVENANTS............................................7
              6.3    WAIVER OF PREEMPTIVE RIGHTS.........................................7
              6.4    CONSENT TO GRANT OF REGISTRATION RIGHTS.............................7
              6.5    JOINDER TO REGISTRATION RIGHTS AGREEMENT............................7
              6.6    JOINDER TO STOCKHOLDERS AGREEMENT...................................7

SECTION 7
       MISCELLANEOUS.....................................................................8
              7.1    GOVERNING LAW.......................................................8
              7.2    TERMINATION.........................................................8
              7.3    PRESS RELEASE.......................................................8
              7.4    SURVIVAL............................................................8
              7.5    SUCCESSORS AND ASSIGNS..............................................8
              7.6    ENTIRE AGREEMENT; AMENDMENT.........................................8
              7.7    NOTICES, ETC........................................................8
              7.8    DELAYS OR OMISSIONS.................................................9
              7.9    EXPENSES............................................................9
              7.10   COUNTERPARTS.......................................................10
              7.11   SEVERABILITY.......................................................10

                                LENDINGTREE, INC.
                           WARRANT PURCHASE AGREEMENT

       This Agreement is made as of January 14, 2000, between LENDINGTREE, INC., a Delaware corporation (the "COMPANY"), and CNBC.COM LLC, a Delaware limited liability company (the "PURCHASER").

                                    RECITALS

       WHEREAS, the Company and Purchaser desire to enter into a Co-Branded Site Agreement, dated even date hereof (the "SITE AGREEMENT"), which contemplates, among other things, the issuance of warrants to purchase the Company's common stock as described herein as partial consideration for the value to be provided by the Purchaser under the Site Agreement;

       WHEREAS, the Company desires to issue, and the Purchaser desires to receive, two warrants (the "WARRANTS") to purchase an aggregate of 150,000 shares of the Company's Common Stock, par value $0.01 (the "COMMON STOCK"), at an exercise price of $10.00 per share. The immediately exercisable Warrant ("Immediate Warrant") will be in the form attached hereto as Exhibit A. The delayed exercise Warrant ("Delayed Warrant") will be in the form attached hereto as Exhibit B; and

       WHEREAS, the Purchaser will execute joinders to each of the Registration Rights Agreement, dated September 20, 1999, by and among the Company and certain stockholders (the "REGISTRATION RIGHTS AGREEMENT"), and the Stockholders Agreement, dated September 20, 1999, by and among the Company and certain stockholders (the "STOCKHOLDERS AGREEMENT").

       NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

                                    SECTION 1
                       AUTHORIZATION AND SALE OF WARRANTS

       1.1 AUTHORIZATION OF WARRANTS. The Company has authorized the issuance of the Warrants and has reserved 150,000 shares of Common Stock for issuance upon the exercise of the Warrants.

       1.2 ISSUANCE OF WARRANTS. Subject to the terms and conditions hereof, the Company will issue to the Purchaser at the Closing, and the Purchaser will receive at the Closing, the Warrants.

       1.3 STOCKHOLDERS AGREEMENT. At the Closing (as defined in Section 2.1) of the transactions contemplated hereby pursuant to Section 2.1 hereof, the parties will execute a joinder to the Stockholders Agreement (the "JOINDER TO THE STOCKHOLDERS AGREEMENT"), in the form attached hereto as Exhibit D.

       1.4 REGISTRATION RIGHTS AGREEMENTS. At the Closing of the transactions contemplated hereby pursuant to Section 2.1 hereof, the parties will execute a joinder to the Registration Rights Agreement (the "JOINDER TO THE REGISTRATION RIGHTS AGREEMENT"), in the form attached hereto as Exhibit E.

                                    SECTION 2
                             CLOSING DATES; DELIVERY

       2.1 CLOSING. The closing of the issuance of the Warrants hereunder (the "CLOSING") shall take place (i) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036 but in any event within three business days after the day on which the last to be fulfilled or waived of the conditions set forth in Section 5 shall be fulfilled or waived in accordance with this agreement or (ii) at such other time and place upon which the Company and the Purchaser shall agree (the date of the Closing is hereinafter referred to as the "CLOSING DATE"). At the Closing, the Company will deliver to the Purchaser the Warrants provided the Site Agreement has been duly executed and delivered by the Purchaser.

                                    SECTION 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       3.1 ORGANIZATION AND STANDING; ARTICLES AND BYLAWS. The Company is a corporation duly organized and existing under the laws of the State of Delaware and is authorized to exercise all its corporate powers, rights and privileges and is in good legal standing in the State of Delaware. The Company has furnished the Purchaser true and complete copies of its Certificate of Incorporation, as amended, and Bylaws, as amended.

       3.2 CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement, the Warrants, the Joinder to the Stockholders Agreement, the Joinder to the Registration Rights Agreement, the Site Agreement and to issue the Warrants hereunder, to carry out and perform its obligations under the terms hereunder and under the Warrants, the Joinder to the Stockholders Agreement, the Joinder to the Registration Rights Agreement and the Site Agreement.

       3.3 CAPITALIZATION. The authorized capital stock of the Company, upon the consummation of the Closing, consists of 30,000,000 shares of Common Stock, 2,458,018 shares of which are issued and outstanding, 3,049,031 shares of Series A Convertible Preferred Stock, par value $0.01 per share, 1,789,861 of which are issued and outstanding, 911,450 shares of Series B Convertible Preferred Stock, par value $0.01 per share, of which no shares are issued and outstanding, 268,074 shares of Series C Convertible Preferred Stock, par value $0.01 per share, of which no shares are issued and outstanding, and 6,238,639 shares of Series D Convertible Preferred Stock, par value $0.01 per share, 6,238,172 of which are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable and have been issued in compliance with federal and state securities law. Except as contemplated herein, as of the date hereof, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the capital stock or other securities of the Company, nor any agreements or understandings with respect thereto, other than (i) options to purchase 2,903,968 shares of Common Stock granted to eligible participants under the Company's benefit plans and
(ii) warrants to purchase 525,500 shares of Common Stock. The Common Stock issuable upon exercise of the Warrants (i.e. 150,000 shares) constitute at least 1% of the fully-diluted capital stock of the Company.

       3.4 AUTHORIZATION. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the Warrants, the Joinder to the Stockholders Agreement, the Joinder to the Registration Rights Agreement and the Site Agreement by the Company, the authorization, sale, issuance (or reservation for issuance) and delivery of the Warrants issued or issuable hereunder and the Common Stock issuable upon exercise thereof and the performance of the Company's obligations hereunder have been taken or will be taken prior to the Closing. This Agreement, the Warrants, the Joinder to the Stockholders Agreement, the Joinder to the Registration Rights Agreement and the Site Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies. The Common Stock issuable upon exercise of the Warrants will have been duly and validly reserved for issuance, and upon issuance will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer; provided, however, that the Warrants and the Common Stock issuable upon exercise of the Warrants (collectively, the "SECURITIES") may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein and in the Stockholders Agreement. Except as set forth in the Stockholders Agreement, the Securities are not subject to any preemptive rights or rights of first refusal.

                                    SECTION 4
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

       The Purchaser hereby represents, warrants and covenants to the Company with respect to the receipt of the Warrant, as follows:

       4.1 ACCREDITED INVESTOR; EXPERIENCE; RISK. The Purchaser is an accredited investor within the definition of Regulation D of the Securities Act of 1933. The Purchaser and its representatives have been solely responsible for the Purchaser's own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of the investment, and for its own analysis of the fairness and desirability of the terms of the investment. The Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks associated with the receipt of the Warrant pursuant to the Agreement and of protecting the Purchaser's interests in connection therewith. The Purchaser is able to fend for himself in the transactions contemplated by this Agreement and has the ability to bear the economic risk of the investment, including complete loss of the investment. The Purchaser is experienced in evaluating and investing in new, high-technology companies such as the Company.

       4.2 INVESTMENT. The Purchaser is acquiring the Warrants for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of applicable law. The Purchaser understands that the Warrants to be purchased, and the Common Stock issuable upon exercise of the Warrants, have not been and will not have been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

       4.3 RESTRICTED SECURITIES; RULE 144. The Purchaser understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three (3) month period not exceeding specified limitations.

       4.4 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the Securities.

       4.5 AUTHORIZATION. The Purchaser represents that it has the full right, power and authority to enter into and perform the Purchaser's obligations under this Agreement, and this Agreement when executed and delivered by the Purchaser will constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief or other equitable remedies.

       4.6 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until the Purchaser shall have complied with Articles III and V of the Stockholders Agreement and either:

              (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

              (b) (i) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act.

       4.7 LEGENDS. It is understood that each certificate representing the Common Stock issued upon exercise of the Warrant shall bear legends in the following forms or substantially similar form (in addition to any legend required under applicable state securities laws):

              "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

              [in the case of the Common Stock issuable upon exercise of the Warrant]

              "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCKHOLDERS AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES."

                                    SECTION 5
                         COVENANTS OF THE STOCKHOLDERS

       The Company covenants that:

       5.1 SHAREHOLDER APPROVAL. The Company shall use commercially reasonable efforts to receive the requisite shareholder approvals, consents and waivers, as required by the Stockholders Agreement and the Registration Rights Agreement, by Friday, January 21, 2000.

       5.2 CONFIDENTIAL TREATMENT REQUEST. The Company shall file a request for confidential treatment by 10:15 a.m., Tuesday, January 18, 2000 with the Securities and Exchange Commission requesting confidential treatment for all items set forth in Item 2 of Exhibit D, Item 3 of Exhibit D and the Schedules to the Site Agreement (the "Confidential Information"). The Company shall use commercially reasonable efforts to receive confidential treatment for all items set forth in the Schedules to the Site Agreement.

       5.3 MODIFICATION OF WARRANT. In the event the Company fails to (i) file a confidential treatment request as provided by Section 5.2 or (ii) receive confidential treatment with respect to the dollar amounts set forth in Item 2 of Exhibit D, the percentages set forth in Item 3 of Exhibit D, Schedule 9(c) and
Schedule 23(a) to the Site Agreement from the Securities and Exchange Commission addressing the merits of the Confidentiality Request prior to filing the Site Agreement with the Confidential Information as an exhibit to a Registration Statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Company shall issue a warrant (the "Revised Warrant") at the Closing in the form of Exhibit C attached hereto in lieu of the Delayed Warrant. In the event the Delayed Warrant shall have been previously executed and delivered to the Purchaser, the Company shall immediately execute and deliver the Revised Warrant upon the surrender by the Purchaser of the Delayed Warrant.

       5.4 STOCK SPLIT. In the event that the Company shall, prior to Closing, (i) pay a dividend or make a distribution on its Common Stock, (ii) subdivide shares of its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of its Common Stock

(including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrants attached hereto shall be modified to entitle the Purchaser to purchase the aggregate number and kind of shares which, if the Warrant had been exercised at the Exercise Price in effect immediately prior to such event, the Purchaser would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification; and the Exercise Price, as defined in the Warrants, shall automatically be adjusted immediately, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination or reclassification, to allow the purchase of such aggregate number and kind of shares. For example, in the event that the Company implements a stock split of 1.27 for 1 prior to the Closing, each of the Warrants shall entitle the Purchaser to purchase 95,250 shares of Common Stock at an Exercise Price of $7.87.

                                    SECTION 6
    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY AND THE PURCHASER

       The obligations of the Company and Purchaser to effect the Closing hereunder are subject to the satisfaction, at or prior to the Closing, of all of the following conditions:

       6.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations, warranties set forth in this Agreement shall be true and accurate as of the date when made and shall be deemed to be made again at and as of the Closing and shall then be true and accurate (except for changes contemplated by this Agreement and except for representations and warranties that by their terms speak as of the date of this Agreement or some other date which shall be true and correct only as of such date).

       6.2 PERFORMANCE OF COVENANTS. The Company and the Purchaser shall have performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date, provided however, the failure of the Company to receive a definitive response from the Securities and Exchange Commission, as described in
Section 6.2, prior to the Closing does not constitute non-performance of the covenant set forth in Section 6.2.

       6.3 WAIVER OF PREEMPTIVE RIGHTS. The Company shall have received a waiver of the preemptive rights set forth in section 3.1 of the Stockholders Agreement as required by section 8.9 of the Stockholders Agreement.

       6.4 CONSENT TO GRANT OF REGISTRATION RIGHTS. The Company shall have received the written consent as required by the Registration Rights Agreement, dated September 20, 1999, by the holders of a requisite approval pursuant to
Section 2.5 of the Registration Rights Agreement the Company shall have received the consent of at least 50% of all Holders of Preferred Stock of the Company.

       6.5 JOINDER TO REGISTRATION RIGHTS AGREEMENT. The Company shall have received a Joinder to the Registration Rights Agreement executed by the Purchaser.

       6.6 JOINDER TO STOCKHOLDERS AGREEMENT. The Company shall have received a Joinder to the Stockholders Agreement executed by the Purchaser.

                                    SECTION 7
                                 MISCELLANEOUS

       7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York.

       7.2 TERMINATION. This Agreement may be terminated upon written notice by the Purchaser if the requisite shareholder approvals, as described in Sections 6.3 and 6.4, have not been received by 7:00 p.m. EST, Friday, January 21, 2000.

       7.3 PRESS RELEASE. Neither the Purchaser nor the Company shall issue any press release prior to the Closing which relates to this Agreement or any other arrangements in connection with the transactions contemplated hereby.

       7.4 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby.

       7.5 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

       7.6 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and by persons holding a majority of the Shares.

       7.7 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed as follows:

       If to the Purchaser:

       CNBC.com LLC
       2200 Fletcher Avenue
       Fort Lee, New Jersey 07024

       Facsimile: (201) 346-5200
       Attention: VP Business Development

       with a copy to:

       National Broadcasting Company, Inc.
       30 Rockefeller Plaza
       New York, New York 10112
       Facsimile:  (212) 977-7165
       Attention:  VP, Law, Corporate Transactions

       If to the Company and prior to -, 2000:

       LendingTree
       6701 Carmel Road, Suite 205
       Charlotte, NC 28226
       Fax: (704) 541-1824
       Attention: CEO

       If to the Company and after -, 2000:

       LendingTree
       11111 Rushmore Drive
       Charlotte, NC  28226
       Fax: (704) -
       Attention: CEO

       with a copy to:

       Skadden, Arps, Slate, Meagher & Flom LLP
       Four Times Square
       New York, NY 10036
       Fax: (212) 735-2000
       Attention: David Goldschmidt

       7.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any Warrants, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

       7.9 EXPENSES. The Company and the Purchaser shall bear its own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

       7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

       7.11 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

       The foregoing Warrant Purchase Agreement is hereby executed as of the date first above written.

"COMPANY"                                  LENDINGTREE, INC.,

                                           By:
                                              ----------------------------------
                                           Name: Douglas Lebda
                                           Title: Chief Executive Officer

"PURCHASER"                                CNBC.COM LLC

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A

                            Form of Immediate Warrant

                                                                       EXHIBIT B

                             Form of Delayed Warrant

                                                                       EXHIBIT C

                             Form of Revised Warrant

                                                                       EXHIBIT D

                      Joinder to the Stockholders Agreement

                                                                       EXHIBIT E

                  Joinder to the Registration Rights Agreement